CONNECTING AT THE SPEED OF LIGHT Investor Presentation May 8, 2018 © 2018 Acacia Communications, Inc. 1 © 2018 Acacia Communications, Inc.

Safe Harbor Statement This presentation may contain forward-looking statements that involve substantial risks and uncertainties. All statements, other than statements of historical facts, contained in this presentation, including statements regarding our strategy, future operations, future financial position, future revenues, projected costs, prospects, plans and objectives of management, are forward-looking statements. The words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “target,” “potential,” “will,” “would,” “could,” “should,” “continue,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. We may not actually achieve the plans, intentions or expectations disclosed in our forward-looking statements, and you should not place undue reliance on our forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward- looking statements we make. The forward-looking statements contained in this presentation reflect our current views with respect to future events, and we assume no obligation to update any forward-looking statements. Forward-looking statements represent our management’s beliefs and assumptions only as of the date of this presentation, and our actual future results may be materially different from what we expect. We have included important factors in the cautionary statements included in our Quarterly Report on Form 10-Q for the three month period ended March 31, 2018 and other documents we have filed with the SEC, particularly in the Risk Factors section, that we believe could cause actual results or events to differ materially from the forward-looking statements that we make. Except as required by law, we assume no obligation to update these forward-looking statements publicly, or to update the reasons why actual results could differ materially from those anticipated in the forward-looking statements, even if new information becomes available in the future. Non-GAAP Financial Measures This presentation includes measures defined by the SEC as non-GAAP financial measures. We believe that these non-GAAP financial measures can provide useful supplemental information to investors when read in conjunction with our reported results. Reconciliations of these non-GAAP financial measures to their closest GAAP measures are available in the Appendix to this presentation and descriptions of these non-GAAP financial measures can be found in our earnings release with respect to our first quarter 2018 results. 2 © 2018 Acacia Communications, Inc.

Acacia Communications, Inc. Coherent Optical Interconnect First to Market, Provider & Innovator Award Winning Products Addressing Emerging Coherent Proven Management Markets Team Driving the Siliconization of Strong Balance Sheet Optical Interconnect Mission: Deliver silicon-based interconnects that transform cloud and communication networks by simplifying these networks, digitizing numerous complex analog functions, and providing significant improvements in speed, capacity and power consumption 3 © 2018 Acacia Communications, Inc.

Acacia Advancing Next Generation of Optical Communications Emerging Markets Key Technologies Proven Execution • Coherent expanding from • In-house Coherent DSP ASIC • >200,000 coherent ports Long-haul/Metro toward deployed Edge/Access • Highly integrated Silicon Photonics • 7 DSP ASICs developed since • Edge deployed bandwidth • Advanced packaging for high- 2009 projected to grow at 58%1 density coherent applications • 3rd generation PIC CAGR (2017 – 2022) • Pluggable & Embedded coherent optical modules Strategic Vision: • Address high-growth market segments based on low-power DSPs and integrated photonics • Broaden market penetration through increased engagement with Tier-1 NEMs • Maintain a technology leadership position with first to market products 4 © 2018 Acacia Communications, Inc. 1 Reprinted with permission: Cignal AI, April 2018

Demand for Bandwidth and Network Capacity Forecasted traffic demands by the year 20211,2 Data & Video Mobile & 4GLTE/5G Cloud Changing Traffic Patterns “Internet of Things” Video: expected Wireless/mobile traffic 94% of all workload/compute Smartphone traffic expected # of devices connected to IP 82% of all IP expected >63% instances expected to 1 to exceed PC traffic networks expected to be 3x as traffic1 of total IP traffic1 be processed in cloud2 high as the global population1 Global IP Traffic Growth, 2017-20211 300 23% CAGR Global IP traffic expected to 250 2017-2021 increase >2.25x from 2017 to 200 2021 150 278.1 228.4 Exabytes 100 186.4 per Month 150.9 Coherent Optical Technology 50 121.7 enables higher capacity “pipes” 0 2017 2018 2019 2020 2021 5 © 2018 Acacia Communications, Inc. 1. Cisco VNI Global IP Traffic Forecast 2016-2021, September 2017 2. Cisco Global Cloud Index 2016-2021, February 2018

Key Markets

According to LightCounting[1], optical component spend is estimated to reach

~$12 billion globally by 2023

Three drivers for 100G+ market growth:

DCI
Low-power
High density
Low-cost per bit

Metro
Density
Low-cost
Plugability
Interoperability

China
Low-power
Easy to deploy DCOs



100G+ Module Sales Compared to the Rest of the WDM Market[1]
DWDM - 100G/200G/400G
The Rest of the DWDM Market
Sales ($M)
2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023



Sales of Optics Components and Modules[1]
Cloud
China - Telecom only
All other
Millions
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023



100/200/400 Gbps port shipments[1]
Cloud (DCI): 54% CAGR
Telecom: 22% CAGR
Enterprise: 39% CAGR
100G port equivalents[2] (millions)
2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023

6
© 2018 Acacia Communications, Inc.

1. Reprinted with permission: LightCounting, Apr 2018

2. CAGR calculated by 100G Port Equivalent growth 2017-2023 (200G Port = 2 100G Eq., 400G Port = 4 100G Eq., etc.)

Infrastructure to Support Traffic Growth: Coherent Market Applications LONG-HAUL METRO EDGE Central Central City Office Office City Central Office • High performance • Space and power constrained • Shorter product life cycles • Fiber constrained • Pay as you grow model • Cost and power sensitive Acacia solutions designed to significantly reduce complexity and cost of high speed networks 7 © 2018 Acacia Communications, Inc.

Forecasted Demand Increase in Long Haul/Metro/Edge Deployed Bandwidth Growth1 Long Haul Metro Edge 2017 2022 Most significant growth anticipated from Edge (<100km) applications driven by DCI market 8 © 2018 Acacia Communications, Inc. 1 Reprinted with permission: Cignal AI, April 2018 2 CAGR calculated by 100G Port Equivalent growth

Coherent Edge Competing Market Requirements Edge DCI Market Split by Priorities Power/100G Cost/100G • Low power, pluggable module • DCI “White Box” Transport form factors Equipment • Direct detect or coherent at 100G • High-capacity • Coherent at 200G and 400G • No requirement for pluggability • Pluggable solutions enable • Embedded modules with digital coherent in shorter reach access host interface and campus applications Acacia’s product breadth addresses competing requirements 9 © 2018 Acacia Communications, Inc.

Coherent Technology Trends – DCO and Shorter Reaches


Moving to shorter reach as data rates increase
Coherent
Transition Phase
Direct Detect (DD)
AC1200
400ZR
CFP2-DCO / ACO
CFP-DCO
Data Rate
1.6T
800G
400G
200G
100G
0.5km
2km
10km
80km
300km
1000km
Reach
Intra DC
Campus
Edge/ZR
Metro
LH/ULH

Edge applications driving transition towards shorter reach coherent solutions & industry standardization

Industry Momentum for Pluggable DCO Driven by Edge and Access

- OIF
  - Targets 400G client form factors
- IEEE
  - 100G, 200G, & 400G beyond 10km reach
- CableLabs
  - Coherent Access Standard

10
© 2018 Acacia Communications, Inc.

Acacia Products Designed to Address Emerging Coherent Markets Markets that may benefit from Acacia’s low-power DSP & SiPh technology Intra DC/ New Markets Campus Interconnect Acacia is Reducing Power, Size Inter DC/ Access/5G and Cost through Siliconization Edge Metro Long-Haul DSP+PIC based 400G ZR AC1200 CFP2-ACO CFP2-DCO AC400 CFP-DCO 11 © 2018 Acacia Communications, Inc. Time

Acacia Products: Rapid Pace of Innovation 2011 2012 2013 2014 2015 2016 2017 2018 Modules AC100 AC100S AC40S CFP-DCO AC400 CFP2-ACO CFP2-DCO AC1200 Denali Everest Mauna Kea K2 Meru Pico Sky 400G DSP ASICs 100G 100G 40G 200G 1.2T 100G ULH/Metro DCI/Metro/LH LH LH ULH Metro Metro Multi-core Multi-core 40 nm 28 nm 16 nm Silicon PICs SiPh PIC SiPh PIC BGA 1.5 Inch2 0.4 Inch2 0.4 Inch2 Strong and diverse portfolio of patents and intellectual property 12 © 2018 Acacia Communications, Inc.

Acacia AC1200 Based on Acacia’s Pico DSP ASIC Sampling 1st half 2018 High data rate transmission offers the efficiency Rich feature set for exceptional performance in required for evolving cloud networks metro, long haul, and edge applications 50% higher capacity per wavelength than competitive 400G solutions 3x the capacity in 40% smaller footprint than 400G 5”x7” modules 3D Shaping adapts transmission to the network to Lower power/bit based on increase capacity and reach Acacia’s proven DSP algorithms and enhanced TPC SD-FEC Enhanced Turbo Product Code SD-FEC offers ultra-high net coding gain (NCG) to extend reach while maintaining low power dissipation 13 © 2018 Acacia Communications, Inc.

Evolution of Coherent Architectures Toward Modules

Optical Integration and Digital Interfaces


PLUGGABLE DCO
AC100M
100G
CFP2-DCO
200G
400ZR
400G
Early coherent line card
100G
PLUGGABLE ACO
DSP
CFP2-ACO
200G
Compact, high-capacity module solutions based on integrated photonics and digital host interfaces
Embedded Module
AC100
100G
AC400
400G
AC1200
1.2TB

14
© 2018 Acacia Communications, Inc.

Well Positioned to Deliver Highly Integrated Interconnects Diverse Set of Skills and Expertise Represents High Barrier to Entrance Acacia has all the pieces of the Radio interconnect puzzle to deliver: DSP Frequency • Superior performance • Higher density • Easy deployment and management • Lower cost Software Optics • Lower power We believe we were the first to introduce to the market: Silicon 100G MSA Dual-core DSP Coherent 100G CFP-DCO 1st 1st >1Tb DSP 1st PIC 400G Module 200G CFP2-DCO 15 © 2018 Acacia Communications, Inc.

Addressing ZTE Denial Order • Historically, ZTE has been Acacia’s largest customer – 30.2% of total revenue in 2017 and 20.4% of total revenue in Q1 2018 • Suspension of affected transactions and compliance with ban • Mitigation Activities • Focus on DCI market, particularly Edge opportunities • Helping customers secure design wins in Metro market with compact, high-performance and low power coherent interconnects • Continuing with revenue diversification efforts − Other China NEMs − Tier 1 Switch and Router Vendors • Reducing OpEx growth rate for 2018 (revised estimate from 18-20% to 10-12% YoY growth) − Reprioritizing internal projects to ensure core strategic projects remain on track − Adjusting new hire rate and timing to meet project priorities − Lowering rate of discretionary spending 16 © 2018 Acacia Communications, Inc.

Financial Performance Revenue ($mm) Quarterly Revenue ($mm) $115 $478 $105 $105 $385 $385 $87 $79 $73 $63 $239 2015A 2016A 2017A Q1 Q2 Q3 Q4 Q1 Q2* 2017 2018 Year-Over-Year Change % 27% CAGR 36% (32%) (22%) (39%) (36%) (20%)* *Midpoint of $60M - $66M Range Data 17 © 2018 Acacia Communications, Inc.

Operating Leverage Non-GAAP Net Income (Loss)1 ($mm) Key Drivers $123 115 Capital Efficiency 95 $73 75 55 Leveraged Sales Model $32 $32 35 $19 15 $11 $11 $4 Operational Scalability -5 ($4) 2015 2016 2017 Q117 Q217 Q317 Q417 Q118 Q218* % of Revenue 14% 26% 19% 28% 14% 18% 13% 6% (6%)* Efficient R&D *Midpoint of ($6.2)M – ($1.2)M Range Data 1 This is a “non-GAAP financial measure” as defined in Regulation G under the Securities Exchange Act of 1934, as amended, and reconciliation of such non-GAAP financial measure to the most directly comparable financial measure calculated and presented in accordance with U.S. GAAP is provided in the Appendix to this presentation. Descriptions of this non-GAAP financial measure can be found in the company’s earnings release with respect to its first quarter 2018 results. 18 © 2018 Acacia Communications, Inc.

Industry Awards & Accolades 2016 Finalist 2011 2014 2016 New England Region 2018 Outstanding Components Vendor 19 © 2018 Acacia Communications, Inc.

Sustainable Optical Networking Helping to ensure sustainability despite soaring bandwidth growth • Optimizing design of DSP ASIC and SiPh PIC • Developing power efficient algorithms • Helping our service provider and cloud customers dramatically reduce energy consumption Acacia has been able to reduce the power consumed by its coherent optical interconnects by as much as 85% in the last 5 years. 20 © 2018 Acacia Communications, Inc.

Appendix 21 © 2018 Acacia Communications, Inc.

Reconciliation of GAAP to Non-GAAP

	Year Ended December 31,			Quarter Ended March 31,	
	2015	2016	2017	2018	2017
Non-GAAP Gross Profit;Non-GAAP Gross Profit Margin			(in thousands)		
Gross profit	$93,706	$220,987	$167,840	$24,071	$56,300
GAAP gross profit margin	39.2%	46.2%	43.6%	33.0%	49.1%
Stock-based compensation - cost of revenue	75	1,629	1,993	521	442
Warranty charges due to manufacturing quality issue	-	-	5,090	(375)	-
Inventory write-offs	-	-	-	7,063	-
Non-GAAP gross profit	$93,781	$222,616	$174,923	$31,280	$56,742
Non-GAAP gross profit margin	39.2%	46.5%	45.4%	42.9%	49.5%
Non-GAAP R&D Expenses					
GAAP research and development expenses	$38,645	$75,696	$92,027	$24,445	$17,728
Stock-based compensation	561	12,347	14,150	3,788	2,992
Non-GAAP research and development expenses	$38,084	$63,349	$77,877	$20,657	$14,736
Non-GAAP SG&A Expenses					
GAAP selling, general and administrative expenses	$13,124	$27,676	$38,807	$14,288	$8,691
Stock-based compensation	189	6,769	7,230	2,229	1,198
Litigation related costs and settlement reserves	-	-	-	3,621	-
Non-GAAP selling, general and administrative expenses	$12,935	$20,907	$31,577	$8,438	$7,493
Non-GAAP Operating Expenses					
GAAP operating expenses	$51,769	$103,397	$130,787	$38,733	$26,419
Stock-based compensation	750	19,116	21,380	6,017	4,190
Litigation related costs and settlement reserves	-	-	-	3,621	-
Non-GAAP operating expenses	$51,019	$84,281	$109,407	$29,095	$22,229
Non-GAAP Income from Operations					
GAAP (Loss) income from operations	$41,937	$117,590	$37,053	($14,662)	$29,881
Stock-based compensation	825	20,745	23,373	6,538	4,632
Warranty charges due to manufacturing quality issue	-	-	5,090	(375)	-
Litigation related costs and settlement reserves	-	-	-	3,621	-
Inventory write-offs	-	-	-	7,063	-
Non-GAAP income from operations	$42,762	$138,335	$65,516	$2,185	$34,513

22
© 2018 Acacia Communications

Reconciliation of GAAP to Non-GAAP

	Year Ended December 31,			Quarter Ended March 31,	
	2015	2016	2017	2018	2017
Non-GAAP Net Income			(in thousands)		
GAAP Net (loss) income	$40,520	$131,577	$38,508	($9,078)	$35,709
Stock-based compensation	825	20,745	23,373	6,538	4,632
Warranty charges due to manufacturing quality issue	-	-	5,090	(375)	-
Litigation related costs and settlement reserves	-	-	-	3,621	-
Inventory write-offs	-	-	-	7,063	-
Change in fair value of preferred stock warrant liability	2,154	3,361	0	-	-
Reversal of valuation allowance	(11,142)	-	-	-	-
Tax effect of excluded items	(47)	(32,324)	(25,295)	(3,491)	(8,297)
Impact of the U.S. Tax Cuts and Jobs Act	-	-	31,425	-	-
Non-GAAP net income	$32,310	$123,359	$73,101	$4,278	$32,044
Non-GAAP Effective Tax Rate					
GAAP Effective Tax Rate	(1.8%)	(14.8%)	4.5%	32.1%	(17.9%)
Total adjustments to GAAP provision for income taxes	26.3%	25.9%	34.9%	(55.5%)	26.1%
Impact of the U.S. Tax Cuts and Jobs Act	-	-	(45.7%)	-	-
Non-GAAP effective tax rate	24.5%	11.1%	(6.3%)	(23.4%)	8.2%
Adjusted EBITDA					
GAAP Net (loss) income	$40,520	$131,577	$38,508	($9,078)	$35,709
Depreciation	4,576	9,168	12,280	3,266	2,877
Interest expense(income), net	135	(453)	(3,389)	(1,354)	(445)
Provision(benefit) for income taxes	(715)	(16,956)	1,795	(4,301)	(5,421)
(Loss) earnings before interest, taxes, depreciation and amortization - EBITDA	$44,516	$123,336	$49,194	($11,467)	$32,720
Stock-based compensation	825	20,745	23,373	6,538	4,632
Warranty charges due to manufacturing quality issue	-	-	5,090	(375)	-
Litigation related costs and settlement reserves	-	-	-	3,621	-
Inventory write-offs	-	-	-	7,063	-
Change in fair value of preferred stock warrant liability	2,154	3,361	0	-	-
Adjusted EBITDA	$47,495	$147,442	$77,657	$5,380	$37,352

23
© 2018 Acacia Communication
ACACIA COMMUNICATIONS, INC.